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                                                                    EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report on Form 10-K/A of Biopure Corporation for the year ended October 31, 2003, I, Zafiris G. Zafirelis, Chief Executive Officer, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-K for the period ended October 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-K for the period ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Biopure Corporation.

/s/ Zafiris G. Zafirelis
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Zafiris G. Zafirelis
Chief Executive Officer

January 14, 2005